SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       August 12, 2005
INTERMET CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-13787	58-1563873

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 Corporate Drive, Suite 200 Troy, Michigan	48098-2683

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code:                      (248) 952-2500
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
     ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Exhibit Index
Amended Plans of Reorganization under Chapter 11 of the United States Bankruptcy Code
Amended Disclosure Statement under Chapter 11 of the United States Bankruptcy Code

Item 8.01       Other Events.
          As previously disclosed, on September 29, 2004, INTERMET Corporation (“Intermet”) and 17 of its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the U.S. Bankruptcy Court for the Eastern District of Michigan (the “Bankruptcy Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”).
          On August 12, 2005, the Debtors filed their Amended Plans of Reorganization with the Bankruptcy Court under chapter 11 of the Bankruptcy Code (the “Amended Plan”). A copy of the Amended Plan is included as Exhibit 99.1 to this Current Report on Form 8-K.
          On August 12, 2005, the Debtors filed their Amended Disclosure Statement related to the Amended Plan with the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code (the “Amended Disclosure Statement”). A copy of the Disclosure Statement is included as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01       Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

The following exhibits are being filed herewith:
99.1	Amended Plans of Reorganization under Chapter 11 of the United States Bankruptcy Code, dated August 12, 2005.

99.2	Amended Disclosure Statement under Chapter 11 of the United States Bankruptcy Code, dated August 12, 2005.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMET CORPORATION
Dated: August 15, 2005	By:	/s/ Alan J. Miller
Alan J. Miller
Vice President, General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Amended Plans of Reorganization under Chapter 11 of the United States Bankruptcy Code, dated August 12, 2005.

99.2	Amended Disclosure Statement under Chapter 11 of the United States Bankruptcy Code, dated August 12, 2005.